UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2005

ARGOSY GAMING COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-11853	37-1304247
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification number)

219 Piasa Street, Alton, Illinois 62002		(618) 474-7500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On February 8, 2005, in conjunction with finalizing its financial results for the year ended December 31, 2004, Argosy Gaming Company (the “Company”) determined the amount of bonuses payable for 2004 performance to certain members of management of the Company under its 2004 Annual Management Bonus Plan (the “Bonus Plan”).  Attached hereto as Exhibit 10.1 is a copy of the Bonus Plan.  According to the terms of the Bonus Plan, certain executives were assigned bonus targets based upon their position and Company performance targets were established.  Based upon the satisfaction of the bonus targets, the executive officers listed below will receive the following cash bonuses based upon the Company’s 2004 financial results:

Executive Officer	Amount
Richard J. Glasier	$709,760
Virginia M. McDowell	276,923
Dale R. Black	198,087
John J. Jones	171,346
Robert R. Burgess	147,981
James A. Gulbrandsen	135,649
Brenda K. Bauer	220,673
Arnold L. Block	220,673

Item 2.02 Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of Argosy Gaming Company’s press release, dated February 9, 2005, reporting the financial results for the quarter ended December 31, 2004.

The information, including Exhibit 99.1 attached hereto, is being furnished, not filed, under Item 2.02 in this Report on Form 8-K.  The information in this Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 8.01 Other Events

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of a Penn National Gaming, Inc. press release, dated February 7, 2005, reporting that Penn National Gaming, Inc. (“Penn National”) and Argosy Gaming Company (“Argosy”) have received a request from the Federal Trade Commission (“FTC”) for more information relating to the previously announced merger of Penn National and Argosy.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.	Description of Exhibit

10.1	Argosy Gaming Company 2004 Annual Management Bonus Plan
99.1	Press release dated February 9, 2005, reporting the financial results of Argosy Gaming Company for the quarter ended December 31, 2004.
99.2

Press release dated February 7, 2005, reporting that Penn National Gaming, Inc. and Argosy Gaming Company have received a request from the Federal Trade Commission for more information relating to the previously announced merger of Penn National and Argosy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARGOSY GAMING COMPANY, a Delaware corporation

Dated: February 9, 2005	By:	/s/ DALE R. BLACK
	Name:	Dale R. Black
	Title:	Senior Vice President and Chief Financial Officer